TCW Funds, Inc.

Supplement dated June 14, 2019 to

the Statement of Additional Information Dated February 28, 2019 (the “SAI”)

Disclosure relating to the TCW Conservative Allocation Fund (the “Fund”)

Effective immediately, Jess Ravich has ceased to be a portfolio manager of the Fund. Adam T. Coppersmith, Stephen M. Kane, and Michael P. Reilly will continue to have full responsibility for portfolio management of the Fund. All references to Jess Ravich in the SAI are hereby removed.

Please retain this Supplement with your SAI for future reference.